Smart Solutions. Powerful Products. Confidential Smart Solutions. Powerful Products. Forum Energy Technologies Barclays Energy Conference 6 September 2012 Exhibit 99.1

Smart Solutions. Powerful Products. Confidential Forward Looking Statements The statements made during this presentation, including the answers to your questions, include information that the Company believes to be forward-looking statements within the meaning of the Private Securities Litigation Reform Act. Forward-looking statements involve risk and uncertainties that may cause actual results or events to differ materially from those expressed or implied in such statements. Those risks include, among other things, matters that the Company has described in its earnings release and in its filings with the Securities and Exchange Commission. The Company does not undertake any ongoing obligation, other than that imposed by law, to publicly update or revise any forward-looking statements to reflect future events, information, or circumstances that arise after this presentation. In addition, this presentation contains time sensitive information that reflects management's best judgment only as of the date of this presentation. 2

Smart Solutions. Powerful Products. Confidential circle6 Global oilfield products and equipment company circle6 Leveraged to attractive secular growth trends ‒ Deepwater ‒ Well complexity ‒ Service intensity circle6 Competing in consolidated markets circle6 High percentage of revenue from activity-based, consumable products circle6 Strong platform for growth from multiple avenues Forum Energy Technologies Investment Thesis 3

Smart Solutions. Powerful Products. Confidential Subsea Construction & Development Well Construction & Completion Production Infrastructure Stimulation & Intervention Markets and Key Customers We Serve Exposure to multiple large areas of industry spending 4 Drilling

Smart Solutions. Powerful Products. Confidential Subsea Technologies Drilling Technologies Production Equipment Drilling and Subsea Production and Infrastructure Valve Solutions Downhole Technologies circle6 Organized into two divisions, each focused on key industry growth trends circle6 Six product lines aligned with customers and end-users circle6 High percentage of revenue from activity-based, consumable products Flow Equipment circle6 From the reservoir to the wellhead circle6 On the drilling rig and below the surface circle6 From wellhead to the refinery circle6 In the production and transportation line Organization 5 Subsea Drilling Completion Production Infrastructure

Smart Solutions. Powerful Products. Confidential circle6 Leading provider of deepwater remote operating vehicles circle6 Tooling, components & positioning systems circle6 Strong secular trends in the deepwater Deepwater Development Subsea capital equipment & downhole consumables 6 Subsea Technologies Downhole Technologies ‒ Development activity growth ‒ ROV fleet renewal cycle ‒ Subsea pipeline, fiber-optic, and offshore windfarms circle6 Premium provider of offshore, downhole well construction tools Subsea Infrastructure Growth Source: Pareto Securities Research, “E&P Survey,” August 2012 0 100 200 300 400 500 600 700 2008 2009 2010 2011 2012E 2013E 2014E 2015E S u b s e a T r e e A w a r d s ( # ) 0 2,000 4,000 6,000 8,000 10,000 12,000 14,000 16,000 18,000 20,000 P i p e l i n e I n s t a l l a t i o n ( k m ) Subsea Production Trees Pipeline Installations rhs (km)

Smart Solutions. Powerful Products. Confidential Subsea Technologies Widest range of remote operating vehicles in the industry 7

Smart Solutions. Powerful Products. Confidential Subsea Technologies Deployment of the T-1200 Trencher 8

Smart Solutions. Powerful Products. Confidential circle6 Leading brands of downhole tools ‒ Davis-Lynch™ cementing tools and Cannon™ protection systems ‒ Core focus on well integrity circle6 Leveraged to well complexity trends ‒ Increasing number of highly deviated well paths ‒ Growth in downhole gauges, injections lines, ESP artificial lift circle6 Rig capital equipment focused on tubular handling ‒ Rig upgrade and retrofit market ‒ Increased speed, automation, and safety around tubulars Increasing Well Complexity Downhole consumables & drilling rig capital equipment 9 Downhole Technologies Drilling Technologies

Smart Solutions. Powerful Products. Confidential circle6 High wear rate consumables related to well stimulation ‒ Replacement treating iron and pressure control valves ‒ Recertification and refurbishment channel to market circle6 Strong service intensity trends ‒ “Manufacturing of wells” ‒ Completion intensity: increasing lateral lengths & stages per well ‒ Drilling intensity: increasing wells drilled per rig per year circle6 Drilling rig consumable products ‒ Manual and powered handling tools Service Intensity Fracturing consumables & drilling rig consumables 10 Flow Equipment Drilling Technologies

Smart Solutions. Powerful Products. Confidential circle6 Broad offering of valves circle6 Strong infrastructure tailwinds ‒ Pipeline Safety Act ‒ Canadian heavy oil sands process facilities ‒ Petrochemical complex revival circle6 Oil and liquids need for surface process equipment ‒ Shift to liquids rich and oil basins ‒ High revenue per well opportunity Unconventional Infrastructure Valves & production capital equipment 11 Valve Solutions Production Equipment Multi-well Production Systems

Smart Solutions. Powerful Products. Confidential DRILLINGSUBSEA WELL CONSTRUCTION & COMPLETION PRODUCTION & PROCESS INFRASTRUCTURE STIMULATION & INTERVENTION V&M segment PCS segment (NATCO)Surface Technologies segmentDPS segment Subsea Technologies segment (ROVs) Rig Technology segment Oil & Gas segment Competing in Consolidated Markets Focused on areas with few large, well capitalized competitors ROVs & Related Subsea Products & Services Tubular Handling Tools & Equipment Downhole Tools Consumable Flow Iron & Related Services Surface Production Equipment Up, Mid, Downstream Valves 12

Smart Solutions. Powerful Products. Confidential circle6 Products consumed or worn out during the well construction and completion process, or related to the ongoing operation of large energy transmission and processing infrastructure circle6 Purchases often associated with our customers’ operating expense budgets Weighted Towards Consumables Activity-based revenue drivers Consumable Products & Aftermarket 53% Capital Products & Equipment 40% Rental 4% Other 3% Downhole Technologies Valve Solutions Flow Equipment Drilling Technologies Subsea Technologies Production Equipment Capital Equipment Orientation Consumable Products Orientation Mix of Consumables & Capital Equipment 13 Note: Chart shows pro-forma for all acquisitions closed during 2011, as a % of the aggregate revenue for 2011. Percent of 2011 Pro Forma Revenue

Smart Solutions. Powerful Products. Confidential circle6 Multiple avenues of growth across our lines of business ‒ Market share gains ‒ New product commercialization ‒ Geographic expansion: Bakken, Brazil, Australia, etc. circle6 Productivity improvements in manufacturing, distribution and supply chain circle6 Long term enhancement of revenue driver mix ‒ Increase international and offshore content ‒ Preserve mix of consumable products versus capital equipment circle6 Complementary acquisition program Growth Company Focused on organic growth prospects 14

Smart Solutions. Powerful Products. Confidential Subsea Technologies Drilling Technologies Downhole Technologies Flow Equipment Production Equipment Drilling and Subsea Segment Production and Infrastructure Segment Valve Solutions Subsea Drilling Completion Production Infrastructure Focused Acquisition Program M&A as a strategic core competency circle6 Significant acquisition program in 2011 ‒ Created two new business lines to gain exposure to the growth trend in the completions sector ‒ Extended our subsea and drilling offering with three acquisitions circle6 Ongoing program ‒ Product line extensions within our existing six business lines ‒ Value oriented with compelling opportunity to enhance acquired business ‒ Focused on the subsea and completion areas, with emphasis on international market opportunities 15

Smart Solutions. Powerful Products. Confidential Revenue 29.6% Revenue 22.0% EPS 146.5% EPS 122.7% 0% 20% 40% 60% 80% 100% 120% 140% 160% YTD (2011PF to 2012) Yr/Yr (2Q11PF to 2Q12) G r o w t h R a t e ( % ) 2nd Quarter 2012 Results (unaudited) Solid growth with strong margins ($ Millions) Year/Year Growth: YTD & 2nd QtrQuarterly Revenue & EBITDA Margin % $306 $363 $37417.5% 22.6% 22.2% 0% 5% 10% 15% 20% 25% $0 $50 $100 $150 $200 $250 $300 $350 $400 $450 $500 2Q 2011PF 1Q 2012 2Q 2012 E B I T D A M a r g i n % R e v e n u e ( $ M i l l i o n s ) Note: Pro forma assumes acquisition closed on 1/1/2011, except for EPS, which is as reported. EBITDA is a non-GAAP financial measure. See reconciliation of EBITDA to Net Income in the appendix. 16

Smart Solutions. Powerful Products. Confidential Capitalization Strong balance sheet to support growth initiatives 17 circle6 Initial public offering priced on April 11, 2012 and raised $257 million net proceeds circle6 Concurrent private placement of $50 million Total Net Capitalization 30-Jun-12 Debt $600mm Revolver, Oct 2016 $61 $300mm Term Loan, Oct 2016 300 Other debt (cap leases, etc.) 6 Total Bank Debt $367 Shareholders Equity 1,063 Total Capitalization $1,430 Less: Cash on hand 15 Total Net Capitalization $1,415 Common shares outstanding (mm) 86 Credit Statistics Net Debt $352 Net Capitalization Ratio 25% Net Debt / TTM EBITDA 1.1x

Smart Solutions. Powerful Products. Confidential 18 Attractive Valuation (‘13E consensus)1H 2012 EBITDA Margins Competitive Margins & Attractive Valuation Oilfield equipment & manufacturing peers Forum 6.4x Forum 10.8x Peer Avg 8.4x Peer Avg 13.3x 0.0x 5.0x 10.0x 15.0x EV/EBITDA P/E Peer company average consists of the following oilfield equipment companies: CAM, FTI, NOV, FLS, DRC, WEIR, LUFK, DRQ. Valuation multiples as of closing 28 Aug 2012. EBITDA is a non-GAAP financial measure; see reconciliation in the appendix. Peer Avg 17.5% Forum 22.4% 10% 15% 20% 25% 1H 2012

Smart Solutions. Powerful Products. Confidential Summary Large cap capabilities, small cap growth 19 circle6 Global oilfield products and equipment company circle6 Leveraged to attractive secular growth trends ‒ Deepwater ‒ Well complexity ‒ Service intensity circle6 Competing in consolidated markets circle6 High percentage of revenue from activity-based, consumable products circle6 Strong platform for growth from multiple avenues

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Smart Solutions. Powerful Products. Confidential Smart Solutions. Powerful Products. Appendix Rescue SubmarineVMAX™ Simulation Station

Smart Solutions. Powerful Products. Confidential Subsea 18% Drilling Capital Equipment 8% Drilling Consumables 18%Well Construction & Completion 11% Stimulation & Intervention 16% Production 15% Infrastructure 14% Land 76% Offshore 24% Sources of Revenue As a percent of 2011 pro forma sales Note: Charts show pro-forma for all acquisitions closed during 2011, as a % of the aggregate revenue for 2011. Purchase Cycle Well Cycle Land / Offshore Geography Consumable, Parts & Aftermarket 53% Capital Products & Equipment 40% Rental 4% Other 3% 22 United States 61% Europe Africa 14% Canada 9% Asia Pacific 8% Latin America 4% Middle East 4%

Smart Solutions. Powerful Products. ConfidentialROV Components Drilling & Subsea Division Subsea Technologies Specialty Vehicles Tether Management Systems Largest range of ROVs in industry Perry™ and Sub-Atlantic™ ROV Technology ROVDrill™ Subsea Coring Tool VMax™ Simulation Systems Global ROV Market (Douglas Westwood) Source: (1) Douglas-Westwood, “The World ROV Market Report 2011-2015” 23 0 20 40 60 80 100 120 140 160 180 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 R O V D a y s ( 0 0 0 s ) $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 $1,800 R O V E x p e n d i t u r e ( $ M i l l i o n s ) RM: Re pa ir & Ma inte nanc e DS : Subse a DV Wells DS : E&A We lls CS : Trunkline Insta lla tion CS : FP SO Mooring & Risers CS : Subse a P roce ssing CS : TMFJ CS : Umbilic a ls & Flowline s CS : Subse a Tre es ROV Expenditure

Smart Solutions. Powerful Products. Confidential Drilling & Subsea Division Drilling Technologies XL Backsaver P-Quip™ mud pump liner retention system 1,000 ton hydraulic elevator 125 ton air spider Casing slip Drilling Consumable Product Suite Drill pipe float valve Mousehole tool Wrangler™ Roughneck Wrangler™ Catwalk AMC™ torque machines Mission Critical Drilling Capital Equipment Offline Activity Crane Fluid end parts 24

Smart Solutions. Powerful Products. Confidential Davis-Lynch™ Casing & Cementing Technology Drilling & Subsea Division Downhole Technologies Cannon™ Protection Systems circle6 Customized and standard circle6 Control lines for Electric Submersible Pumps (“ESP”) and Sub-Surface Safety Valves circle6 Intelligent well completion installations circle6 Oil sands gauge protection for “SAG-D” wells Downhole Completion Tools Source: (1) Spears & Associates – 2011 “Oilfield Market Report,” casing hardware market by revenue. Trusted Name in a Consolidated Market1 25 Weatherford 34.4% Halliburton 16.9% Forum (Davis- Lynch) 13.2% Top-Co 7.4% Frank's Casing 3.7% Varel 3.2% Others 21.2%

Smart Solutions. Powerful Products. Confidential 26 Production & Infrastructure Division Flow Equipment 26

Smart Solutions. Powerful Products. Confidential Production & Infrastructure Division Production Equipment 27

Smart Solutions. Powerful Products. Confidential Two piece trunnion valves for the shale markets Production & Infrastructure Division Valve Solutions Specified ball valve of choice for the US Strategic Petroleum Reserve Preferred valve supplier to leading Canadian oil sands producers 28

Smart Solutions. Powerful Products. Confidential circle6 Cris Gaut, Chairman & CEO − President (Drilling & Evaluation), CFO – Halliburton − Co-COO & CFO – ENSCO circle6 Charles Jones, President of Drilling and Subsea − President & CEO – Forum Oilfield Technologies − COO - Hydril circle6 Wendell Brooks, President of Production and Infrastructure − President & CEO – Allied Technology − Group Director Well Support – Wood Group circle6 James Harris, Chief Financial Officer − CFO – Forum Oilfield Technologies − Controller – Baker Hughes circle6 Jim McCulloch, General Counsel − General Counsel – GlobalSantaFe Senior Management Executive team has an average of 30+ yrs of industry experience 29

Smart Solutions. Powerful Products. Confidential Cris Gaut, FET Chairman & CEO ‒ President (Drilling & Evaluation) and CFO – Halliburton ‒ ENSCO Franklin Myers ‒ Chief Financial Officer, Cameron ‒ General Counsel, Baker Hughes Evelyn Angelle, Halliburton ‒ Chief Accounting Officer, Halliburton ‒ Ernst & Young Louis A. Raspino ‒ President & CEO, Pride International ‒ Sr VP & CFO, Grant Prideco David Baldwin, SCF Partners ‒ Managing Director, SCF Partners ‒ Union Pacific Drilling John Schmitz, Select Energy Services ‒ Chairman & CEO, Select Energy Services ‒ HEP Oil Company John A. Carrig ‒ President & COO, ConocoPhillips ‒ Chief Financial Officer, Conoco Phillips Terence O’Toole, Tinicum ‒ Managing Member, Tinicum Partnership ‒ Goldman, Sachs & Co. Mike McShane, Advent International ‒ President & CEO, Grant Prideco ‒ BJ Services Company Andrew L. Waite, SCF Partners ‒ Managing Director, SCF Partners ‒ Simmons & Company ‒ Royal Dutch Shell Board of Directors 30

Smart Solutions. Powerful Products. Confidential Non-GAAP Measures This presentation contains “non-GAAP financial measures” as defined in Item 10 of Regulation S-K of the Securities Exchange Act of 1934. The non-GAAP financial measures reflect earnings before interest, taxes, depreciation and amortization expense (“EBITDA”). A reconciliation of EBITDA to the most directly comparable financial measures calculated and presented in accordance with Generally Accepted Accounting Principles in the United States (“GAAP”) is included in the appendix of this presentation. The Company believes the presentation of EBITDA is useful to the Company's investors because EBITDA is an appropriate measure of evaluating the Company's operating performance and liquidity that reflects the resources available for strategic opportunities including, among others, investing in the business, strengthening the balance sheet, repurchasing the Company's securities and making strategic acquisitions. In addition, EBITDA is a widely used benchmark in the investment community. The presentation of this additional information is not meant to be considered in isolation or as a substitute for the Company's financial results prepared in accordance with GAAP. 31

Smart Solutions. Powerful Products. Confidential Reconciliation of Non-GAAP Measures 32 Forum Energy Technologies, Inc. Reconciliation of GAAP to non-GAAP financial information Three Months Ended June 30, June 30, March 31, 2012 2011 2012 (in thousands of dollars) Actual Actual Pro Forma Actual EBITDA Reconciliation Net Income attributable to common stockholders $44.1 $13.7 $20.5 $42.5 Interest expense 3.6 4.4 10.3 5.8 Depreciation and amortization 13.3 8.5 11.8 11.8 Income tax expense 21.7 7.5 11.0 21.9 EBITDA $82.7 $34.1 $53.5 $82.0 Six Months Ended June 30, June 30, 2012 2011 (in thousands of dollars) Actual Actual Pro Forma EBITDA Reconciliation Net Income attributable to common stockholders $86.6 $26.1 $43.0 Interest expense 9.4 7.7 19.5 Depreciation and amortization 25.1 16.4 23.1 Income tax expense 43.6 14.4 22.7 EBITDA $164.7 $64.5 $108.3